WATAIRE INTERNATIONAL, INC.



FORM 8-K
(Current report filing)


Filed  01/15/10 for the Period Ending 09/14/09





     Address		3rd Floor, 21900 Burbank Blvd.
			Woodland Hills, CA 91367
     Telephone		877-602-8985
     CIK		0001127007
     Symbol		WTAR
     SIC Code		4941 - Water Supply
     Industry		Conglomerates
     Sector		Conglomerates
     Fiscal Year	03/31


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM 8-K

CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported): September
14, 2009


WATAIRE INTERNATIONAL, INC.
  (Exact name of registrant as specified in its charter)

  000-49955
  (Commission file number)

  Washington
  (State or other jurisdiction of incorporation or organization)

  91-2060082
  (I.R.S. Employer Identification No.)


  3rd Floor, 21900 Burbank Blvd, Woodland Hills, California 91367
  (Address of principal executive office)

  877-602-8985
  (Issuer's telephone number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions:

  (   )  Written communications pursuant to Rule 425 under the
         Securities Act
          (17CRF 230.425)
  (   )  Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act
          (17 CRF 240.14a-12)
  (   )  Pre-commencement communications pursuant to Rule 14d-
         2(b) under the
          Exchange Act (17 CRF 240.14d-2(b))
  (   )  Pre-commencement communications pursuant to Rule 13e-
         4(c) under the Exchange Act (17 CRF 240.13e-4(c))


ITEM 1.01. Entry into a Material Definitive Agreement.

On September 14, 2009, the Company issued $325,000 aggregate principal amount of 5% Convertible Subordinated
Debentures, due October 1, 2011 (the "Debentures"). At the effective date of filing an amendment to the Articles of Incorporation of the Company providing for an increase in the number of authorized shares of Common Stock to at least
500,000,000 shares, the unpaid principal amount of the Debentures, together with unpaid accrued interest thereon, will be automatically converted into such number of shares of Common Stock as is determined by dividing: (x) the sum of the unpaid principal and accrued interest by (y) the conversion price of $0.01 per share. The Debentures are subordinated to Senior Debt of the Company (as defined in the Debentures).

FOR THE TERMS OF THE 5% CONVERTIBLE SUBORDINATED DEBENTURES
REFERENCE IS MADE TO THE FORM OF DEBENTURE AND THE FORM OF
SUBSCRIPTION AGREEMENT FILED HEREWITH AS EXHIBITS.

ITEM 3.02. Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

								Total
								Offering
								Price/
              Principal  					Underwriting
Date	      Title and Amount (1)	Purchaser   Underwriter Discounts

September 14, $200,000 principal 	Three		NA	$200,000/NA
2009	      amount of convertible 	private
	      subordinated 		investors.
	      debentures, due October
	      1, 2011, convertible
	      into 20,000,000  shares
	      of common stock.

September 14, $125,000 principal 	Director and	NA	$125,000/NA
2009	      amount  convertible 	Officer.
	      subordinated debenture,
	      due October 1, 2011,
	      convertible into
	      12,500,000 shares of
	      common stock, issued to
	      the Company's Chief
	      Executive Officer in
	      exchange for
	      cancellation of debt in
	      the amount of $125,000
	      owed by the Company to
	      such officer.


September 14, Warrants expiring 	Director and 	NA	$0/NA
	      September 14, 2014 to 	Officer.
	      purchase 7,500,000
	      shares of common stock,
	      at an exercise price of
	      $.01 per share.


(1)	The issuances to private investors and to a
director who is an officer, are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of Regulation D promulgated by the SEC under the Securities Act.



ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.			Description


10.16	Form of 5% Convertible Subordinated
Debenture due October 1, 2011.

10.17	Form of Subscription Agreement for
Convertible Subordinated Debentures due
October 1, 2011.



SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date : January   , 2010

				By : /s/ Robert Rosner
					-----------------
					Robert Rosner
				Chief Executive Officer



EXHIBIT 10.16

September   , 2009
			$_________

WATAIRE INTERNATIONAL, INC.


5%  CONVERTIBLE SUBORDINATED DEBENTURE


      Wataire International, Inc., a Washington corporation
(the "Company") , for value received, promises to pay to ______________________ (the "Purchaser"), or registered assigns, the principal sum of __________________ Thousand
Dollars ($___________), on October 1, 2011 (the "Maturity
Date"), subject to earlier automatic conversion into Common
Stock, as provided in Section 3 below, and to pay simple interest on the principal sum hereof at the rate of five percent (5%) per annum, payable at the Maturity Date, or in shares of Common Stock at the Conversion Price (as defined below) upon the earlier automatic conversion of this Debenture as provided in Section 3. The principal hereof, and the interest hereon, shall be payable by mail to the registered address of the owner hereof.

      The following is a statement of the rights of the holder of this Debenture and the terms and conditions to which this Debenture is subject, to which the holder hereof, by the acceptance of this Debenture, assents:

1.	Definitions.  As used in this Debenture, the following
terms, unless the context otherwise requires, have the following meanings:

1.1	"Company" includes any corporation which shall succeed
to or assume the obligations of the Company under this Debenture.

1.2	"Common Stock" when used with reference to shares of
the Company means all shares, now or hereafter authorized, of the class of the Common Stock of the Company presently authorized and shares of any other class into which those shares may hereafter be changed.

1.3	"Debentureholder", "holder of this Debenture",
"holder", or similar terms, when the context refers to a holder of this Debenture, shall mean any person who shall at the time be the registered holder of this Debenture.

1.4	"Subsidiary" shall mean a corporation of which at
least 50% of the voting securities having ordinary voting power to elect a majority of the directors not dependent upon a default is owned directly or indirectly by the Company or by one or more of its other subsidiaries or by the Company in conjunction with one or more of its other subsidiaries.

2.	Transferability Restrictions.  This Debenture and each
certificate representing the Common Stock issued on the conversion of this Debenture are subject to the following restrictions. The holder of this Debenture may transfer this Debenture and any shares of Common Stock issued upon the conversion hereof to any person or entity provided such transfer will not violate the Securities Act of 1933, as amended (the "Act"), and such transfer is permissible under the terms of this Agreement. Any transfer permitted by the preceding sentence shall not be effected until the transferor has first given written notice to the Company describing briefly the manner of any such proposed transfer and until: (a) the Company has received from the transferor's counsel an opinion, satisfactory to counsel for the Company, that such transfer can be made without compliance with the registration provisions of the Act or applicable state securities laws; or (b) the Company and the transferor shall have complied with Rule 144 promulgated under the Act; or (c) a registration statement with respect to the securities being transferred is filed by the Company and declared effective by the Securities and Exchange Commission or steps necessary to perfect an exemption from registration are completed.

3.	Automatic Conversion at Maturity. At the effective
date of filing an amendment to the Articles of Incorporation of the Company providing for an increase in the number of authorized shares of Common Stock to at least
500,000,000 shares, the unpaid principal amount of this Debenture, together with unpaid accrued interest hereon
(together the "Debt"), will be automatically converted into such number of shares of Common Stock as is determined by dividing: (x) the Debt by (y) the Conversion Price. The term "Conversion Price" shall mean the sum of $0.01 per share.


4.	Issuance of Shares of Common Stock on Conversion.  As
soon as practicable after conversion of this Debenture, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Debenture a certificate or certificates for the number of shares of Common Stock to which that holder shall be entitled on such conversion, together with any other securities and property to which the holder is entitled on such conversion under the terms of this Debenture. The rights of the holder of this Debenture as a Debentureholder with respect to the principal amount of the Debenture so converted shall cease at such time and the person or persons entitled to receive the shares of Common Stock upon conversion of this Debenture shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the Conversion Price in effect at such time.


5.	Adjustments to Conversion Price.

5.1 	Stock Dividends, Subdivisions and Distributions.

      If at any time prior to conversion hereof the Company shall declare any dividend, or make any other distribution, on or in respect of any stock of the Company of any class, which dividend is payable or paid in Common Stock or other securities of the Company, or if the Company shall at any time prior to the conversion hereof subdivide its outstanding shares of Common Stock, the Conversion Price shall, concurrently with the effectiveness of such declaration, distribution or subdivision, be proportionately decreased.

5.2	Adjustments for Combinations or Consolidation of
Common Stock. In the event that prior to the conversion hereof the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the applicable Conversion Price shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

5.3	No Impairment.  The Company will not, by amendment of
its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect against dilution or impairment of the rights set forth in Section 5 of the holder of this Debenture.

5.4	Certificate as to Adjustments.  Upon the occurrence of
each adjustment of the Conversion Price pursuant to this
Section 5, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to the holder of this Debenture a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall, upon the written request at any time of the holder of this Debenture, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and (ii) the Conversion Price formula at the time in effect.

5.5	Reclassification, Exchange and Substitution.  In case
of any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Debenture (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall execute with the holder of this Debenture a supplemental agreement providing that the holder hereof shall have the right thereafter to convert this Debenture into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, sale or conveyance by a holder of the number of shares of Common Stock into which such Debenture might have been converted immediately prior to such reclassification, change, sale or conveyance. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5.

5.6	No Change Necessary.  The form of this Debenture need
not be changed because of any adjustment in the Conversion
Price formula in Section 3.

6.	Subordination.  The indebtedness evidenced by this
Debenture is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's
Senior Indebtedness (as defined in paragraph 6.3).

6.1	Rights of Debentureholders.  Upon any receivership,
insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, sale of all or substantially all of the assets dissolution, liquidation, or any other marshalling of the assets and liabilities of the Company or in the event this Debenture shall be declared due and payable upon the occurrence of any event of default (as specified in Section 9), (i) no amount shall be paid by the Company in respect of the principal of or interest on this Debenture at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, except for any securities or other property receivable by the holder of this Debenture pursuant to any decree, order or judgment in any such proceeding, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the holder of this Debenture which shall assert any right to receive any payment in respect of the principal of and interest on this Debenture except subject to the payment in full of the principal of and interest on all of the Senior
Indebtedness then outstanding.

6.2	Default in Senior Indebtedness.  In the event of an
event of default in the payment of any principal, premium, sinking fund or interest with respect to any Senior
Indebtedness, as defined herein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or that Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Debenture, although interest otherwise payable shall continue to accrue hereon.

6 . 3 	"Senior Indebtedness" shall mean the principal of
(and premium, if any) and unpaid interest on, (i) indebtedness of the Company, or with respect to which the Company is a guarantor, whether outstanding on the date hereof or hereafter created, to banks or other domestic or international lending institutions or investors, which is for money borrowed by the Company or a subsidiary of the Company, whether or not secured, and which is not subordinated to other debt of the Company, and (ii) any deferrals, renewals or extensions of any such indebtedness or any debentures, notes or other evidences of indebtedness issued in exchange for such Senior Indebtedness.

6.4	Subrogation.  Subject to the payment in full of all
Senior Indebtedness at the time outstanding, the holder of this Debenture shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on this Debenture shall be paid in full.
No such payments or distributions applicable to Senior
Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Debenture be deemed a payment by the Company to or on account of this Debenture.

6.5	Obligations of the Company.  The provisions of this
Section 6 are for the purpose of defining the rights of the holder of this Debenture on the one hand and the holders of Senior Indebtedness, on the other hand, and nothing contained in this Section 6, or elsewhere in this Debenture, is intended to or shall (a) impair, as between the Company, its creditors other than the holders of Senior
Indebtedness, and the holder of this Debenture, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Debenture the principal of, premium, if any, and interest on this Debenture, as and when the same shall become due and payable in accordance with the terms of this Debenture or
(b) affect the rights of the holders of this Debenture relative to creditors of the Company other than the holders of Senior Indebtedness.

7.	Prepayment.  The Company may, at its own option,
prepay this Debenture in whole, or in part, without premium, at any time, by payment to the holder of this Debenture of an amount equal to the principal amount of this Debenture, or portion thereof to be prepaid, plus accrued interest on the outstanding principal amount to be prepaid to the date of payment.

7.1	Notice.  Notice of prepayment shall be given by mail
not less than 15 days prior to the date fixed for the redemption to the registered holder of this Debenture at the address appearing on the registry books of the Company.

7.2	Partial Prepayment.  In case of the prepayment of only
part of this Debenture, the notice shall specify the portion of the face amount being prepaid. Upon payment of the portion prepaid, this Debenture shall be cancelled and a new Debenture issued for the unpaid balance.

7.3	Interest.  If this Debenture or part thereof shall be
called for prepayment and notice of prepayment shall be given as aforesaid, interest shall cease to accrue from and after the prepayment date on this Debenture or the part thereof so called for prepayment (unless default shall be made in the payment of the prepayment price) .

8.	Exchange and Transfer.  On surrender of this Debenture
for exchange, properly endorsed on a form of assignment which will be provided by the Company, and subject to the provisions of this Debenture regarding compliance with the Act, the Company at its expense will issue to or on the order of the holder of this Debenture a new Debenture or Debentures of like tenor, in the name of that holder or as that holder (on payment by that holder of any applicable transfer taxes) may direct.

9.	Events of Default.  If any of the following events
shall occur herein (individually referred to as an "Event of Default"), the holder of this Debenture may declare the entire unpaid principal and accrued interest on the Debenture immediately due and payable, by a notice in writing to the Company:

9.1	Default in the payment of any installment of interest
on this Debenture when it becomes payable and continuation of such default for a period of 10 days; or

9.2	Default in the payment of the principal of the
Debenture when the same shall have become due and payable, whether at maturity or at a date fixed for prepayment by declaration or otherwise; or

9.3	Default in the issuance of shares of Common Stock upon
automatic conversion of this Debenture as provided in
Section 3; or

9.4	If the Company shall default in the performance of or
compliance with any material non-monetary term contained herein and, following such written notice by the holder of this Debenture, the Company shall have not commenced and continued to take reasonable curative action to remedy such default; or

9.5	If any representation or warranty made in writing by
or on behalf of the Company herein shall prove to have been false or incorrect in any material respect on the date as of which made; or

9.6	If, within 60 days after the commencement of an action
against the Company or any Subsidiary seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceedings shall thereafter be set aside, or if, within 60 days after the appointment without the consent or acquiescence of the Company or such Subsidiary of any trustee, receiver or liquidator of the Company or any Subsidiary or of all or any substantial part of the properties of the Company or any Subsidiary, such appointment shall not have been vacated; or

9.7	The entry of an order, judgment or decree by a court
of competent jurisdiction, without the consent of the Company, adjudging the Company a bankrupt or insolvent, or appointing a receiver of the Company or of the whole or any substantial part of its properties, or approving a petition filed against the Company seeking reorganization, arrangement or winding-up of the Company under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof or any other country or jurisdiction; or

9.8	The institution by the Company of proceedings to be
adjudicated a bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal
Bankruptcy Act, or any other applicable federal or state law, or similar law of any other country, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or of any substantial part of its property or the properties of its Subsidiaries, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company in furtherance of any such action.

10.	Registration. The Company shall keep at its principal
office a register in which the Company shall provide for the registration of this Debenture and of Debentures issued in exchange herefor and upon the transfer hereof. Every Debenture presented or surrendered for registration of transfer shall be duly endorsed, or shall be accompanied by a written instrument of transfer duly executed by the holder of such Debenture or his attorney duly authorized in writing. Every Debenture so made and delivered in exchange for this Debenture shall in all other respects be in the same form and have the same terms as this Debenture. No transfer or exchange of any Debenture shall be valid unless made in such manner at such office. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid principal amount and dated as of the date from which unpaid interest has then accrued on the Debenture so lost, stolen, destroyed or mutilated. The Company may deem and treat the person in whose name this Debenture shall be registered as the absolute owner of such Debenture for the purpose of receiving payment of principal and interest and for all other purposes and the Company shall not be affected by any notice to the contrary.

11.	Negotiability.  Subject to the provisions of this
Debenture with respect to restrictions on transferability, title to this Debenture may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

12.	Modification.  This Debenture and any of its terms may
be changed, waived, or terminated only by a written instrument signed by the party against which enforcement of that change, waiver, or termination is sought.

13.	Governing Law.  This Debenture shall be governed by
and construed and enforced in accordance with the laws of the State of Washington.





IN WITNESS WHEREOF, the Company has caused this Debenture to be signed in its name by its duly authorized officer as of the date first written above.

WATAIRE INTERNATIONAL, INC.



By: _____________________


EXHIBIT 10.17




SUBSCRIPTION AGREEMENT



Wataire International, Inc.
3rd Floor, 21900 Burbank Blvd.
Woodland Hills, California  91367

Gentlemen:


      Wataire International, Inc., a Washington corporation
(the "Company"), is offering for sale (the "Offering") its 5% convertible subordinated debentures in the form attached hereto as Exhibit A (the "Debenture" or "Debentures"), due 2011, and that are automatically convertible into Common Stock, par value $.0001 per share
(the "Common Stock") of the Company, at the conversion price specified in the Debenture, upon the earlier increase in the Company's authorized Common Stock. The shares of Common Stock into which the Debentures are convertible are herein referred to as the "Shares".

      The purchase price is 100% of the US Dollar principal amount of the Debenture subscribed for (the "Purchase
Price").

      The undersigned Purchaser hereby tenders this Subscription Agreement and applies for the purchase of a Debenture in the principal amount set forth on the signature page (the "Signature Page") hereof.


            Section 1.     Amount and Method of Payment.
Payment of the Purchase Price required to purchase the principal amount of Debentures subscribed for hereunder shall be made as directed by the Company. If a subscription is rejected in whole or in part or if the Offering is terminated for any reason, the Purchaser's subscription shall be void and all funds received from the Purchaser shall be returned as soon as practicable to the Purchaser without any interest thereon, and without charge or deduction.
            Section 2. Representations and Warranties of the Company. The Company represents and warrants to the subscriber that:
            2.1	The Company is a corporation duly organized,
validly existing and in good standing under the laws of the State of Washington, and has the power and authority to carry on its business as conducted or proposed to be conducted by it and to hold title to its property. The Company has the corporate power and authority to execute and deliver this Subscription Agreement, to conduct such business and to perform its obligations hereunder.
            2.2	When (i) the Company has received payment
for the Debenture subscribed for hereby and the Debenture has been issued to the subscriber therefor, the Debenture will be duly and validly authorized by all necessary action on the part of the Company and enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and the Shares into which the Debenture is convertible, upon issuance thereof upon the conversion of the Debentures, will be duly and validly issued, fully paid and non-assessable shares of Common Stock.
            2.3	This Subscription Agreement has been duly
and validly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except that such enforcement may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
            2.4	The Company's execution and delivery of this
Subscription Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under (i) the Company's articles of incorporation or by-laws, (ii) any material agreement, indenture or instrument by which the Company is bound (except to the extent such conflict, breach or default would not have a material adverse effect on the value of
the assets or the operation of the business of the
Company), or (iii) any law, administrative regulation or court decree (except to the extent such conflict, breach or default would not have a material adverse effect on the value of the assets or the operation of the business of the Company).
            Section 3. Representations and Warranties of Purchaser. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:
            3.1	The undersigned understands that neither the
Debentures, nor the Shares issuable upon conversion of the Debentures (collectively referred to herein as the "Securities"), have been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state in the United States, by reason of their contemplated issuance in transactions exempt from the prospectus and delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act, and that the reliance on such exemption from registration is predicated in part on these representations and warranties of the Purchaser. The Purchaser acknowledges that a restrictive legend consistent with the foregoing has been or will be placed on the Debentures, and on the certificates evidencing the Shares. The Purchaser understands that neither the Securities and Exchange Commission of the United States ("SEC") nor any state securities commission has approved the Securities, or passed upon or endorsed the merits of the investment or reviewed or confirmed the accuracy or determined the adequacy of any information furnished to the Purchaser in connection with the Offering.
            3.2	The Purchaser is acquiring the Securities
solely for the account of the Purchaser, for investment purposes only, and not with a view towards the resale or distribution thereof. The Purchaser further agrees not to transfer the Securities in violation of the Securities Act, or any applicable state securities law, and no one other than the Purchaser has any beneficial interest in the Securities;
            3.3	The Purchaser agrees that it will not sell
or otherwise dispose of any of the Securities to a U.S. person (as defined in Regulation S under the Securities
Act) unless such sale or other disposition (i) has been registered under the Securities Act or, in the opinion of counsel, is exempt from registration under the Securities Act and (ii) has been registered or qualified or, in the opinion of such counsel, is exempt from registration or qualification under the applicable state securities laws. The Purchaser may not sell, transfer, or otherwise dispose of the Securities, except in compliance with the applicable rules of the SEC and applicable state securities authorities;
            3.4	The Purchaser is not a "U.S. person" as
defined in Regulation S under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's investment in the Company. The
Purchaser has the financial ability to bear the economic risks of its entire investment for an indefinite period, would be able to sustain a complete loss of its investment, and the Purchaser has no need for liquidity with respect to its investment in the Company;
            3.5	Each of the Purchaser, and if applicable,
the Purchaser's representative, has carefully reviewed the following documents constituting the periodic reports filed by the Company with the SEC:

A.	ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED
MARCH 31, 2009, FILED JULY 24, 2009; AND
B.	QUARTERLY REPORT ON FORM 10-Q FILED ON AUGUST 6, 2009.

The Purchaser acknowledges and agrees that the foregoing shall be supplemented by subsequent periodic reports filed by the Company with the SEC pursuant to the Securities
Exchange Act of 1934, as amended. The foregoing enumerated periodic reports and the subsequent periodic reports filed by the Company are hereinafter collectively referred to as the "Company Reports".

            3.6	The Purchaser, and if applicable, the
Purchaser's representative, has had a reasonable
opportunity to ask questions of and receive answers from
the Company concerning the Company and the Offering and to verify the accuracy of any representation or information set forth in the Company Reports, and all such questions,
if any, have been answered to the full satisfaction of the
Purchaser;
            3.7	The Purchaser has full power and authority
to execute and deliver this Subscription Agreement and to perform the Purchaser's obligations hereunder, and this Subscription Agreement is a legally binding obligation of the Purchaser enforceable against Purchaser in accordance with its terms.
            Section 4.    All the information which the
undersigned has furnished to the Company, or which is set forth herein, is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information, the Purchaser will immediately furnish such revised or corrected information to the Company.
            Section 5.    Binding Effect.  The Purchaser
understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be
evidenced by the Company's execution of the Signature Page where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid. Upon acceptance by the Company and receipt of the full Purchase Price, the Company will issue to the Purchaser a Debenture in the principal amount set forth on the
Signature Page hereof.
            Section 6.    Restrictive Legend and Stop-
Transfer Instructions.
            6.1	The Purchaser shall comply with all of the
following restrictions prior to reselling any of the
Securities:
            (a)	Until the Securities have been registered
with the SEC, the Purchaser shall notify the Company about any proposed resale to a U.S. Person (as defined above) which notice must be received by the Company at least five
(5) business days prior to such resale;
            (b)	All offers or sales of the Securities by the
Purchaser in the United States or to U.S. persons may only be made pursuant to an effective registration statement filed under this Securities Act or by an exemption from registration under this Securities Act and in compliance with all applicable state securities laws; and
            (c)	Any certificate or certificates representing
the Securities shall bear an appropriate legend evidencing the preceding restrictions.

            Section 7.    Confidentiality.  The Purchaser
acknowledges and agrees that all information relating to the Company and the Offering shall be kept confidential by the Purchaser, except as otherwise required by law or made public other than by or through the undersigned.
            Section 8.    Nontransferability.  Neither this
Subscription Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser and any attempted assignment shall be null and void.
            Section 9.    Amendment; Entire Agreement;
Governing Law. This Subscription Agreement (i) may only be modified by a written instrument executed by the Purchaser and the Company, (ii) together with the Debenture purchased hereby, sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings between or among the parties with respect to the subject matter hereof, (iii) shall be governed by the laws of the State of Washington applicable to contracts made and to be wholly performed therein, and (iv) shall inure to the benefit of, and be binding upon, the Company and the Purchaser and their respective legal representatives, successors and permitted assigns.
            Section 10.    Notices.  All notices, request,
demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed, to the following address and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party): (a) if to the Company: to its address first set forth above, or by facsimile to ______; and (b) if to the Purchaser: to the address set forth in the Signature Page to the Subscription Agreement.
            Section 11.    Pronouns; Counterparts.  Unless
the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.
This Subscription Agreement may be executed in counterparts and by facsimile and each of such counterparts shall constitute an original, and all of which together shall constitute one and the same document.



IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the date and year first written above.

Principal Amount of Debentures subscribed:
_________________________________________


Deliver my Debenture to:

                           Name:
                           _____________________________



                           Address:
                           _____________________________


                           _____________________________



	                   _____________________________

                           Purchaser (please print)


                           By:
                           Signature; Title:

                           Address:

                           _____________________________


                           _____________________________


                           _____________________________


                           Facsimile No:________________

			   E-mail:
	                          _____________________





	ACCEPTED:

	WATAIRE INTERNATIONAL, INC.



        By:
		Robert Rosner, Chief
		Executive Officer

		Date:
		     _______________________________

	EXHIBIT A